Exelon







sustainable value

2007–08 Exelon Corporation Fact Book





Table of Contents

To the Financial Community,

The Exelon Fact Book is intended to provide historical financial and operating information to assist in the analysis of Exelon and its operating companies. Please refer to the SEC filings of Exelon and its subsidiaries, including the annual Form 10-K and quarterly Form 10-Q, for more comprehensive financial statements and information.

For more information about Exelon and to send e-mail inquiries, visit our website at www.exeloncorp.com.

Investor Information
Exelon Corporation
Investor Relations
10 South Dearborn Street
Chicago, IL 60603
312.394.2345
312.394.8941 (fax)

Stock Symbol: EXC
Common stock is listed on the New York, Chicago and Philadelphia stock exchanges.

Information in this Fact Book is current as of July 31, 2008 unless otherwise noted.

Exelon at a Glance

Company Profile

Exelon Corporation, headquartered in Chicago, Illinois, is one of the largest electric utilities in the U.S. with approximately 5.4 million customers and $19 billion in annual revenues. The company has one of the largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic.

Our Vision

Exelon will be the best group of electric generation and electric and gas delivery companies in the United States – providing superior value for our customers, employees, investors and the communities we serve.

Our Goals

> Keep the lights on and the gas flowing
> Run the nuclear fleet at world-class levels
> Capitalize on environmental leadership and clean nuclear energy
> Create a challenging and rewarding workplace
> Enhance the value of our generation
> Build value through disciplined financial management

Our Values

Safety – for our employees, our customers and our communities
Integrity – the highest ethical standards in what we say and what we do
Diversity – in ethnicity, gender, experience and thought
Respect – trust and teamwork through open and honest communication
Accountability – for our commitments, actions and results
Continuous improvement – stretch goals and measured results

Exelon Quick Facts at year-end 2007

$18.9
billion in revenues

$45.9
billion in assets

5.4
million electric customers

0.5
million gas customers

106,854
circuit miles of electric distribution lines

6,799
circuit miles of electric transmission lines

12,157
miles of gas pipelines

32,332
MWs total U.S. generating resources

17,800
employees

Market Highlights

661 million
common shares outstanding

$2.00
current annual dividend rate per share[a]

41%
2007 dividend payout ratio[b]

2.4%
dividend yield[c]

(a) Dividend rate increased in December 2007. Dividends are subject to declaration by the board of directors each quarter.
(b) Based on $1.76 dividend per share paid in 2007.
(c) Based on common stock price of $81.64 on December 31, 2007.

Exelon

Regional Wholesale Energy

Exelon Generation

Nuclear Generation
Fossil Generation
Renewable/Hydro Generation
Power Marketing

2007
(in millions)
Revenues: $10,749
Assets: $19,054

Traditional Transmission and Distribution

ComEd
An Exelon Company

Illinois Utility

2007
(in millions)
Revenues: $6,104
Assets: $19,376

PECO
An Exelon Company

Pennsylvania Utility

2007
(in millions)
Revenues: $5,613
Assets: $9,810

Operating Companies

Exelon Generation

Exelon Generation engages in competitive electric generation operations, including owned and contracted-for generating facilities, power marketing activities through Power Team, and competitive retail energy sales.

Commonwealth Edison Company

Commonwealth Edison (ComEd) is a regulated electricity transmission and distribution company with a service area in northern Illinois, including the City of Chicago, of approximately 11,300 square miles and an estimated population of 8 million. ComEd has approximately 3.8 million customers.

PECO Energy Company

PECO Energy (PECO) is a regulated electricity transmission and distribution company and natural gas distribution company with a service area in southeastern Pennsylvania, including the City of Philadelphia, of approximately 2,100 square miles and an estimated population of 3.8 million. PECO has approximately 1.6 million electric customers and 480,000 natural gas customers.

Our Strategic Direction

protect today's value +

- Deliver superior operating performance
- Advance competitive markets
- Protect the value of our generation
- Build healthy, self-sustaining delivery companies

grow long-term value

- Drive the organization to the next level of performance
- Set the industry standard for low carbon energy generation and delivery through reductions, displacement and offsets
- Rigorously evaluate and pursue new growth opportunities

State Regulation

Illinois Commerce Commission (ICC)

(www.icc.illinois.gov)

The ICC has five full-time members, each appointed by the Governor (Rod Blagojevich, Democrat; term began in January 2003 and ends in January 2011) and confirmed by the Illinois State Senate. The Commissioners serve for five-year, staggered terms. Under Illinois law, no more than three Commissioners may belong to the same political party. The Chairman is designated by the Governor.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Charles E. Box (Chairman)	Democrat	1/06	1/09	Attorney; mayor of Rockford, IL; city administrator and legal director
Lula M. Ford	Democrat	1/03	1/13	Assistant superintendent, Chicago Public Schools; teacher; assistant director, Central Management Service
Erin O'Connell-Diaz	Republican	4/03	1/13	Attorney; ICC Administrative Law Judge; assistant attorney general
Robert F. Lieberman	Democrat	2/05	1/13	CEO, Center for Neighborhood Technology; positions at Illinois Department of Natural Resources and Office of Coal Development
Sherman J. Elliott	Republican	1/08	1/12	Manager of State Regulatory Affairs for MISO; policy advisor to ICC Commissioners; ICC senior economist

ComEd Pending Electric Distribution Rate Case

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
ComEd Request	10/17/07	$345[a]	2006	$6,951[a]	8.57%[a]	10.75%	45.04%[a]

(a) Reflects ComEd surrebuttal testimony filed on April 21, 2008. Original rate request included a $361 million revenue increase. ICC order expected in September 2008.

Previous Electric Distribution Rate Case

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
ComEd Request	8/31/05	$317	2004	$6,187	8.94%	11.00%	54.20%
ICC Order[a]	12/20/06	$83	2004	$5,521	8.01%	10.045%	42.86%

(a) The ICC issued an order on rehearing that increased the amount previously approved on July 26, 2006 by approximately $74 million. ComEd and other parties appealed the rate order; the timing of a court ruling is uncertain.

Pennsylvania Public Utility Commission (PUC)

(www.puc.state.pa.us)

The PUC has five full-time members, each appointed by the Governor (Ed Rendell, Democrat; term began in January 2003 and ends in January 2011) and confirmed by the Pennsylvania State Senate. The Commissioners serve for five-year, staggered terms. Under Pennsylvania law, no more than three Commissioners may belong to the same political party as the Governor. The Chairman and Vice Chairman are designated by the Governor.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
James H. Cawley (Vice Chairman)	Democrat	6/05	4/10	Attorney; majority counsel to the Pennsylvania Senate Consumer Affairs Committee
Kim Pizzingrilli	Republican	2/02	4/12	Secretary of the Commonwealth; positions at the Department of State and Treasury Department
Tyrone Christy	Democrat	7/07	4/11	Executive at Americas Power Partners/ Armstrong Services; board member of Pennsylvania Energy Development Authority; vice chairman of PUC's Independent Power Committee
Wayne E. Gardner	Democrat	6/08	4/13	Consultant in power generation technologies; executive at Franklin Fuel Cells, Inc.; executive at PECO Energy
Robert F. Powelson	Republican	6/08	4/09	President/CEO of Chester County Chamber of Business and Industry; staff assistant to former U.S. Representative Curt Weldon (PA)

PECO Pending Gas Rate Case

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
PECO Request	3/31/08[a]	$98	2008	$1,104	8.87%	11.50%	54.34%

(a) PUC order expected in December 2008.

PECO Energy – Electric Transition Plan

The PUC authorized recovery in PECO's 1998 settlement of $5.3 billion of stranded costs, or competitive transition charges (CTC) regulatory asset, with a return on the unamortized balance of 10.75%, through 2010. The PUC authorized amortization of the regulatory asset through 2010.

($ in millions) Year	Estimated CTC Revenue	Estimated Stranded Cost Amortization
2008	$917	$697
2009	924	783
2010	932	883

PECO Energy – Schedule of System Average Electric Rates

Transmission rates are regulated by the Federal Energy Regulatory Commission. The CTC rate is subject to annual reconciliation for actual retail sales. Rates increased from the original PUC settlement to reflect the roll-in of increased gross receipts tax and Universal Service Fund charge and nuclear decommissioning cost adjustment.

(¢/kWh) Effective Date	Transmission	Distribution	CTC	Energy and Capacity	Total
1/1/2008	0.46	2.59	2.53	5.60	11.18
1/1/2009	0.46	2.59	2.70	5.43	11.18
1/1/2010	0.46	2.59	2.70	5.43	11.18

Federal Regulation

Federal Energy Regulatory Commission (FERC)

(www.ferc.gov)

The FERC has five full-time members, each appointed by the President of the United States and confirmed by the U.S. Senate. The Commissioners serve for five-year, staggered terms. No more than three Commissioners may belong to the same political party. The Chairman is designated by the President.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Joseph T. Kelliher (Chairman)	Republican	11/03	6/12	Attorney; senior policy advisor to Secretary of Energy; majority counsel to House Committee on Commerce for energy legislation
Suedeen G. Kelly	Democrat	11/03	6/09	Attorney; professor of law; Chair of the New Mexico Public Service Commission; counsel to the California Independent System Operator
Philip D. Moeller	Republican	7/06	6/10	Energy policy advisor to former U.S. Senator Slade Gorton (WA); staff coordinator for the WA State Senate Committee on Energy, Utilities and Telecommunications; Alliant Energy Corporation
Marc Spitzer	Republican	7/06	6/11	Attorney; Chair of the Arizona Corporation Commission; Arizona State Senator and Chair of the Judiciary and Finance Committees
Jon Wellinghoff	Democrat	7/06	6/13	Attorney, practice focused on energy law and utility regulation; staff advisor to several state utility commissions; Nevada State Consumer Advocate

ComEd Electric Transmission Rate Cases

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
ComEd Request	3/1/07	$147[a]	2005 pro forma	$1,898	9.87%	12.20%[b]	58%
FERC Order[c]	1/08	$120[a]	2005 pro forma	$1,847	9.40%	11.50%[d]	58%[e]
ComEd Update[f]	5/15/08	$65	2007 pro forma	$1,980	9.37%	11.50%	58%

(a) Year 1 increase.

(b) Reflects base ROE of 11.70% plus requested 0.50% adder for participation in a Regional Transmission Organization (RTO). Additionally, an incentive adder of 1.50% on major new projects was requested.

(c) On January 16, 2008, FERC issued an order that approved ComEd's proposal to implement a formula-based transmission rate, effective May 1, 2007. On January 18, 2008, FERC issued an order on rehearing that approved incentive rate treatment for West Loop Phase II project, including a 1.50% ROE adder.

(d) FERC approved the 0.50% RTO adder. ROE is fixed and not subject to annual updating.

(e) Equity cap of 58% for 2 years, declining to 55% by 2011.

(f) Annual update filing (for year 2 increase) based on the formula rate. Rate effective June 1, 2008 through May 31, 2009, subject to review by intervenors until December 2008.

Exelon Corporation – Financial and Operating Highlights

(in millions, except per share data and where indicated)	2007	2006	2005
	For the Years ended December 31,		
Operating revenues	$18,916	$15,655	$15,357
Net income	$2,736	$1,592	$923
Electric deliveries (in GWhs)[a]	133,390	128,748	131,021
Gas deliveries (in million cubic feet (mmcf))	86,600	76,105	85,061
Total available electric supply resources (MWs)	32,332	33,464	33,520
Capital expenditures	$2,674	$2,418	$2,165
Common Stock Data			
Average common shares outstanding – diluted (in millions)	676	676	676
GAAP earnings per share (diluted)	$4.05	$2.35	$1.36
Adjusted (non-GAAP) operating earnings per share (diluted)	$4.32	$3.22	$3.10
Dividends paid per common share	$1.76	$1.60	$1.60
New York Stock Exchange common stock price (per share)			
High	$86.83	$63.62	$57.46
Low	$58.74	$51.13	$41.77
Year end	$81.64	$61.89	$53.14
Book value per share	$15.34	$14.94	$13.69
Total market capitalization (year end)	$53,956	$41,460	$35,412
Common shares outstanding (year end)	660.9	669.9	666.4

(a) One GWh is the equivalent of one million kilowatthours (kWh).

Reconciliation of Adjusted (non-GAAP) Operating Earnings Per Share to GAAP

	2007	2006	2005
GAAP Earnings per Diluted Share	**$4.05**	**$2.35**	**$1.36**
Impairment of ComEd's goodwill		1.15	1.78
Investments in synthetic fuel-producing facilities	(0.14)	0.04	(0.10)
Mark-to-market impact of economic hedging activities	0.15	(0.09)	
Nuclear decommissioning obligation reduction	(0.03)	(0.13)	
Impact of the 2007 Illinois electric rate settlement	0.41		
Costs associated with ComEd's City of Chicago settlement	0.02		
Income associated with termination of Generation's State Line Energy, L.L.C. (State Line) PPA	(0.19)		
Loss associated with Generation's tolling agreement with Georgia Power related to the Tenaska Georgia Partners, LP (Tenaska) contract	0.11		
Gain on sale of Generation's investments in Termoeléctrica del Golfo (TEG) and Termoeléctrica Peñoles (TEP)	(0.01)		
Non-cash deferred tax items	(0.04)		
Recovery of debt costs at ComEd		(0.08)	
Recovery of severance costs at ComEd		(0.14)	
Cumulative effect of adopting FIN 47			0.06
Charges related to the now-terminated merger with Public Service Enterprise Group Incorporated (PSEG)		0.09	0.03
Financial impact of Generation's investment in Sithe Energies, Inc. (Sithe)	(0.01)		(0.03)
Severance charges		0.03	
Adjusted (non-GAAP) Operating Earnings per Diluted Share	**$4.32**	**$3.22**	**$3.10**

Note: PPA = power purchase agreement

Exelon Corporation – Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations (unaudited)

(in millions, except per share data)	Twelve Months Ended December 31, 2007			Twelve Months Ended December 31, 2006		
	GAAP[a]	Adjustments	Adjusted Non-GAAP	GAAP[a]	Adjustments	Adjusted Non-GAAP
Operating revenues	$18,916	$236[b],[c],[d],[e]	$19,152	$15,655	$5[b]	$15,660
Operating expenses						
Purchased power	5,282	(378)[b],[e],[f]	4,904	2,683	179[b]	2,862
Fuel	2,360	81[b]	2,441	2,549	(77)[b]	2,472
Operating and maintenance	4,289	(72)[c],[g],[h]	4,217	3,868	23[b],[g],[h],[l],[m],[n]	3,891
Impairment of goodwill	–	–	–	776	(776)[o]	–
Depreciation and amortization	1,520	–	1,520	1,487	(37)[g],[l]	1,450
Taxes other than income	797	–	797	771	–	771
Total operating expenses	14,248	(369)	13,879	12,134	(688)	11,446
Operating income	4,668	605	5,273	3,521	693	4,214
Other income and deductions						
Interest expense, net	(850)	7[g],[i]	(843)	(880)	16[g],[k]	(864)
Equity in losses of unconsolidated affiliates and investments	(106)	93[g]	(13)	(111)	83[g]	(28)
Other, net	460	(196)[g],[j]	264	266	(151)[b],[g],[l],[p],[q]	115
Total other income and deductions	(496)	(96)	(592)	(725)	(52)	(777)
Income from continuing operations before income taxes	4,172	509	4,681	2,796	641	3,437
Income taxes	1,446	317[b],[c],[d],[e],[f],[g],[h],[i],[j]	1,763	1,206	54[b],[g],[h],[k],[l],[m],[n],[p],[q]	1,260
Income from continuing operations	2,726	192	2,918	1,590	587	2,177
Income (loss) from discontinued operations	10	(5)[k]	5	2	(4)[k]	(2)
Net income	$2,736	$187	$2,923	$1,592	$583	$2,175

(a) Results reported in accordance with accounting principles generally accepted in the United States (GAAP).
(b) Adjustment to exclude the mark-to-market impact of Exelon's economic hedging activities.
(c) Adjustment to exclude the impact of the 2007 Illinois electric rate settlement.
(d) Adjustment to exclude the 2007 costs associated with ComEd's settlement agreement with the City of Chicago.
(e) Adjustment to exclude the income associated with the termination of Generation's PPA with State Line.
(f) Adjustment to exclude the loss associated with Generation's tolling agreement with Georgia Power related to the contract with Tenaska.
(g) Adjustment to exclude the financial impact of Exelon's investments in synthetic fuel-producing facilities, including the impact of mark-to-market gains (losses) associated with the related derivatives.
(h) Adjustment to exclude the decrease in Generation's nuclear decommissioning obligation liability primarily related to the AmerGen Energy Company, LLC (AmerGen) nuclear plants.
(i) Adjustment to exclude non-cash deferred tax items.
(j) Adjustment to exclude the gain related to the sale of Generation's ownership interest in TEG and TEP.
(k) Adjustment to exclude the settlement of separate tax matters at Generation related to Sithe in 2006 and 2007.
(l) Adjustment to exclude certain costs associated with Exelon's proposed merger with PSEG, which was terminated in September 2006.
(m) Adjustment to exclude severance charges in 2006.
(n) Adjustment to exclude a one-time benefit to recover previously incurred severance costs approved by the December 2006 amended ICC rate order.
(o) Adjustment to exclude the impairment of ComEd's goodwill in 2006.
(p) Adjustment to exclude the one-time benefit to recover previously incurred debt costs approved by the July 2006 ICC rate order.
(q) Adjustment to exclude an impairment charge related to Generation's investements in TEG and TEP, the sale of which occurred in February 2007.

Exelon Corporation – Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations (unaudited)

(in millions, except per share date)	Twelve Months Ended December 31, 2007 GAAP[(a)]	Adjustments	Adjusted Non-GAAP	Twelve Months Ended December 31, 2006 GAAP[(a)]	Adjustments	Adjusted Non-GAAP
Earnings per average common share						
Basic:						
Income from continuing operations	$4.06	$0.29	$4.35	$2.37	$0.88	$3.25
Income (loss) from discontinued operations	0.02	(0.01)	0.01	–	–	–
Net income	$4.08	$0.28	$4.36	$2.37	$0.88	$3.25
Diluted:						
Income from continuing operations	$4.03	$0.28	$4.31	$2.35	$0.87	$3.22
Income (loss) from discontinued operations	0.02	(0.01)	0.01	–	–	–
Net income	$4.05	$0.27	$4.32	$2.35	$0.87	$3.22
Average common shares outstanding						
Basic	670		670	670		670
Diluted	676		676	676		676

(a) Results reported in accordance with GAAP.

Exelon Generation Company – Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2007			Twelve Months Ended December 31, 2006		
(in millions)	GAAP[a]	Adjustments	Adjusted Non-GAAP	GAAP[a]	Adjustments	Adjusted Non-GAAP
Operating revenues	$10,749	$185[b],[c]	$10,934	$9,143	$ –	$9,143
Operating expenses						
Purchased power	2,705	(378)[c],[d],[e]	2,327	2,027	179[d]	2,206
Fuel	1,746	81[d]	1,827	1,951	(77)[d]	1,874
Operating and maintenance	2,454	29[g]	2,483	2,305	121[d],[g],[j],[l]	2,426
Depreciation and amortization	267	–	267	279	–	279
Taxes other than income	185	–	185	185	–	185
Total operating expenses	7,357	(268)	7,089	6,747	223	6,970
Operating income	3,392	453	3,845	2,396	(223)	2,173
Other income and deductions						
Interest expense, net	(161)	4[f]	(157)	(159)	7[i]	(152)
Equity in earnings (losses) of investments	1	–	1	(9)	–	(9)
Other, net	155	(18)[h]	137	41	9[d],[k],[l]	50
Total other income and deductions	(5)	(14)	(19)	(127)	16	(111)
Income before income taxes	3,387	439	3,826	2,269	(207)	2,062
Income taxes	1,362	132[b],[c],[d],[e],[f],[g],[h]	1,494	866	(79)[d],[g],[i],[j],[k],[l]	787
Income from continuing operations	2,025	307	2,332	1,403	(128)	1,275
Income (loss) from discontinued operations	4	(5)[i]	(1)	4	(4)[i]	–
Net income	$2,029	$302	$2,331	$1,407	$(132)	$1,275

(a) Results reported in accordance with GAAP.
(b) Adjustment to exclude the impact of the 2007 Illinois electric rate settlement.
(c) Adjustment to exclude the income associated with the terminations of Generation's PPA with State Line.
(d) Adjustment to exclude the mark-to-market impact of Generation's economic hedging activities.
(e) Adjustment to exclude the loss associated with Generation's tolling agreement with Georgia Power related to the contract with Tenaska.
(f) Adjustment to exclude a non-cash deferred tax item.
(g) Adjustment to exclude the decrease in Generation's nuclear decommissioning obligation liability primarily related to the AmerGen nuclear plants.
(h) Reflects the increase in the gain related to the first quarter 2007 sale of Generation's ownership interest in TEG and TEP.
(i) Adjustment to exclude the settlement of separate tax matters at Generation related to Sithe in 2006 and 2007.
(j) Adjustment to exclude severance charges in 2006.
(k) Reflects an impairment charge related to Generation's investments in TEG and TEP, the sale of which occurred in February 2007.
(l) Adjustment to exclude certain costs associated with Exelon's merger with PSEG, which was terminated in September 2006.

Commonwealth Edison Company – Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2007			Twelve Months Ended December 31, 2006		
(in millions)	GAAP[(a)]	Adjustments	Adjusted Non-GAAP	GAAP[(a)]	Adjustments	Adjusted Non-GAAP
Operating revenues	$6,104	51[(b),(c),(d)]	$6,155	$6,101	5[(c)]	$6,106
Operating expenses						
Purchased power	3,747	–	3,747	3,292	–	3,292
Operating and maintenance	1,091	(8)[(b)]	1,083	745	145[(e),(f),(g)]	890
Impairment of goodwill	–	–	–	776	(776)[(h)]	–
Depreciation and amortization	440	–	440	430	–	430
Taxes other than income	314	–	314	303	–	303
Total operating expenses	5,592	(8)	5,584	5,546	(631)	4,915
Operating income	512	59	571	555	636	1,191
Other income and deductions						
Interest expense, net	(318)	–	(318)	(308)	–	(308)
Equity in losses of unconsolidated affiliates	(7)	–	(7)	(10)	–	(10)
Other, net	58	–	58	96	(87)[(i)]	9
Total other income and deductions	(267)	–	(267)	(222)	(87)	(309)
Income before income taxes	245	59	304	333	549	882
Income taxes	80	24[(b),(c),(d)]	104	445	(91)[(c),(e),(f),(g),(i)]	354
Net income (loss)	$165	$35	$200	$(112)	$640	$528

(a) Results reported in accordance with GAAP.
(b) Adjustments to exclude the impact of the 2007 Illinois electric rate settlement.
(c) Adjustment to exclude the mark-to-market impact of ComEd's economic hedging activities.
(d) Adjustment to exclude the 2007 costs associated with ComEd's settlement agreement with the City of Chicago.
(e) Adjustment to exclude a one-time benefit approved by the December 2006 amended ICC rate order to recover previously incurred severance costs.
(f) Adjustment to exclude certain costs associated with Exelon's merger with PSEG, which was terminated in September 2006.
(g) Adjustment to exclude severance charges in 2006.
(h) Adjustment to exclude the impairment of ComEd's goodwill in 2006.
(i) Adjustment to exclude the one-time benefit to recover previously incurred debt costs approved by the July 2006 ICC rate order.

PECO Energy Company – Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2007			Twelve Months Ended December 31, 2006		
(in millions)	GAAP[(a)]	Adjustments	Adjusted Non-GAAP	GAAP[(a)]	Adjustments	Adjusted Non-GAAP
Operating revenues	$5,613	$ –	$5,613	$5,168	$ –	$5,168
Operating expenses						
Purchased power	2,366	–	2,366	2,104	–	2,104
Fuel	617	–	617	598	–	598
Operating and maintenance	630	–	630	628	(13)[(b),(c)]	615
Depreciation and amortization	773	–	773	710	(9)[(b)]	701
Taxes other than income	280	–	280	262	–	262
Total operating expenses	4,666	–	4,666	4,302	(22)	4,280
Operating income	947	–	947	866	22	888
Other income and deductions						
Interest expense, net	(248)	–	(248)	(266)	–	(266)
Equity in losses of unconsolidated affiliates	(7)	–	(7)	(9)	–	(9)
Other, net	45	–	45	30	–	30
Total other income and deductions	(210)	–	(210)	(245)	–	(245)
Income before income taxes	737	–	737	621	22	643
Income taxes	230	–	230	180	8[(b),(c)]	188
Net income	$507	–	$507	$441	$14	$455

(a) Results reported in accordance with GAAP.
(b) Adjustment to exclude certain costs associated with Exelon's merger with PSEG, which was terminated in September 2006.
(c) Adjustment to exclude severance charges.

Exelon and Operating Companies – Capital Structure and Capitalization Ratios

(at December 31)	2007			2006			2005		
Exelon (consolidated)	(in millions)	(in percent)	(in percent)[a]	(in millions)	(in percent)	(in percent)[a]	(in millions)	(in percent)	(in percent)[a]
Total Debt	$13,687	57.2	53.3	$13,045	56.4	49.8	$13,964	60.3	52.1
Preferred Securities of Subsidiaries	87	0.4	0.4	87	0.4	0.4	87	0.4	0.5
Total Shareholders' Equity	10,137	42.4	46.3	10,007[d]	43.2	49.7	9,125[c]	39.4	47.5
Total Capitalization	23,911			23,139			23,176		
Transition Debt	$2,006			$3,051			$3,963		
Exelon Generation									
Total Debt[b]	$2,525	36.6		$1,790	24.6		$2,203	35.6	
Total Members' Equity	4,369	63.4		5,483	75.4		3,980	64.4	
Total Capitalization	$6,894			$7,273			$6,183		
ComEd									
Total Debt[b]	$5,150	44.1	42.8	$4,648	42.5	38.8	$4,775	42.7	37.2
Total Shareholders' Equity	6,528	55.9	57.2	6,298[d]	57.5	61.2	6,396[c]	57.3	62.8
Total Capitalization	11,678			10,946			11,171		
Transition Debt[e]	$274			$648			$987		
PECO Energy									
Total Debt[b]	$3,789	64.2	49.4	$4,197	69.9	49.8	$4,562	72.8	48.2
Total Shareholders' Equity	2,110	35.8	50.6	1,809	30.1	50.2	1,704	27.2	51.8
Total Capitalization	5,899			6,006			6,266		
Transition Debt[f]	$1,733			$2,404			$2,975		

(a) Excluding ComEd and PECO transition debt.
(b) Debt includes borrowings from intercompany money pool; as of January 10, 2006, ComEd suspended participation in the intercompany money pool.
(c) Reflects $1,207 million charge related to the impairment of ComEd's goodwill in 2005; goodwill balance totaled $3,475 million at December 31, 2005.
(d) Reflects $776 million charge related to the impairment of ComEd's goodwill in 2006; goodwill balance totaled $2,694 million at December 31, 2006.
(e) ComEd transition debt maturities (in millions): 2008 - $274.
(f) PECO transition debt maturities (in millions): 2008 - $227, 2009 - $700, 2010 - $806.
Note: Amounts may not add due to rounding.

Credit Ratings as of July 31, 2008

	Moody's Investors Service[a]	Standard & Poor's Corporation[b]	Fitch Ratings[c]
Exelon Corporation			
Senior Unsecured Debt	Baa1	BBB	BBB+
Commercial Paper	P2	A2	F2
Exelon Generation			
Senior Unsecured Debt	A3	BBB+	BBB+
Commercial Paper	P2	A2	F2
ComEd			
Senior Secured Debt	Baa2	BBB	BBB
Senior Unsecured Debt	Ba1	BBB-	BBB-
Commercial Paper	Not Prime	B	B
PECO Energy			
Senior Secured Debt	A2	A	A
Senior Unsecured Debt	A3	BBB	A-
Commercial Paper	P1	A2	F2

(a) Exelon, Generation, ComEd and PECO ratings outlooks are stable.
(b) ComEd rating outlook is positive; Exelon, Generation and PECO ratings outlooks are stable.
(c) Generation rating outlook is positive; Exelon, ComEd and PECO ratings outlooks are stable.

Exelon Corporate – Long-Term Debt Outstanding as of June 30, 2008

Series (in millions)	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
Senior Notes Payable						
2005 Senior Notes Payable	4.45%	6/9/05	6/15/10	$400	$0	$400
2005 Senior Notes Payable	4.90%	6/9/05	6/15/15	800	0	800
2005 Senior Notes Payable	5.625%	6/9/05	6/15/35	500	0	500
2001 Senior Notes Payable	6.75%	5/8/01	5/1/11	500	0	500
Total Senior Notes Payable				$2,200	$0	$2,200
Unamortized Debt Discount				$(3)	$0	$(3)
Total Long-Term Debt				$2,197	$0	$2,197

Maturities

2008	$0	2011	500
2009	0	2012	$ 0
2010	400		

Exelon Generation – Long-Term Debt Outstanding as of June 30, 2008

Series (in millions)	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
Senior Notes						
2001 Senior Unsecured Notes	6.95%	6/14/01	6/15/11	$700	$0	$700
2003 Senior Unsecured Notes	5.35%	12/19/03	1/15/14	500	0	500
2007 Senior Unsecured Notes	6.20%	9/28/07	1/01/17	700	0	700
Total Senior Unsecured Notes				$1,900	$0	$1,900
Unsecured Pollution Control Notes						
Montgomery Co. 2001 Ser. B	var. rate	9/5/01	10/1/30	69	0	69
Delaware Co. 2001 Ser. A	var. rate	4/25/01	4/1/21	39	0	39
Montgomery Co. 2001 Ser. A	var. rate	4/25/01	10/1/34	13	0	13
Delaware Co. 1993 Ser. A	var. rate	8/24/93	8/1/16	24	0	24
Salem Co. 1993 Ser. A	var. rate	9/9/93	3/1/25	23	0	23
Montgomery Co. 1994 Ser. A	var. rate	2/14/95	6/1/29	83	0	83
Montgomery Co. 1994 Ser. B	var. rate	7/2/95	6/1/29	13	0	13
York County 1993 Ser. A	var. rate	8/24/93	8/1/16	18	0	18
Montgomery Co. 1996 Ser. A	var. rate	3/27/96	3/1/34	34	0	34
Montgomery Co. 2002 Ser. A	var. rate	7/24/02	12/1/29	30	0	30
Indiana Co. 2003 A	var. rate	6/3/03	6/1/27	17	0	17
Delaware Co. 1999 Ser. A	var. rate	10/1/04	4/1/21	51	0	51
Montgomery Co. 1999 Ser. A	var. rate	10/1/04	10/1/30	92	0	92
Montgomery Co. 1999 Ser. B	var. rate	10/1/04	10/1/34	14	0	14
Armstrong Co. 2007 A	var. rate	12/31/07	12/1/42	46	0	46
Total Unsec. Pollution Control Notes				$566	$0	$566
AmerGen Notes Payable - Oyster Creek	6.33%		8/8/09	$20	$10	$10
Capital Leases				$41	$2	$39
Unamortized Debt Discount				$(3)	$0	$(3)
Total Long-Term Debt				$2,524	$12	$2,512

Maturities

2008	$12	2011	702
2009	11	2012	$ 2
2010	2		

ComEd – Long-Term Debt Outstanding as of June 30, 2008

Series (in millions)	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
First Mortgage Bonds						
Pollution Control-1994B	5.70%	1/15/94	1/15/09	$ 16	$ 16	$ 0
102	4.74%	8/25/03	8/15/10	212	0	212
105	5.40%	12/19/06	12/15/11	345	0	345
98	6.15%	3/13/02	3/15/12	450	0	450
92	7.625%	4/15/93	4/15/13	125	0	125
IL Dev. Fin. Authority-2002 A	var. rate	6/4/02	4/15/13	100	100	0
94	7.50%	7/1/93	7/1/13	127	0	127
IL Dev. Fin. Authority-2003 D	var. rate	12/23/03	1/15/14	20	20	0
Pollution Control-1994C	5.85%	1/15/94	1/15/14	17	0	17
101	4.70%	4/7/03	4/15/15	260	0	260
104	5.95%	8/28/06	8/15/16	415	0	415
IL Fin. Authority Series 2008 F	var. rate	5/9/08	3/1/17	91	0	91
IL Dev. Fin. Authority-2003 A	var. rate	5/8/03	5/15/17	40	40	0
106	6.15%	9/10/07	9/15/17	425	0	425
108	5.80%	3/27/08	3/15/18	700	0	700
IL Dev. Fin. Authority-2003 B	var. rate	9/24/03	11/1/19	42	42	0
IL Fin. Authority Series 2008 D	var. rate	5/9/08	3/1/20	50	0	50
IL Fin. Authority Series 2008 E	var. rate	6/27/08	5/1/21	50	0	50
100	5.875%	1/22/03	2/1/33	254	0	254
103	5.90%	3/6/06	3/15/36	625	0	625
107	6.45%	1/16/08	1/15/38	450	0	450
Total First Mortgage Bonds				$4,813	$218	$4,595
Sinking Fund Debentures						
Sinking Fund Debenture	4.625%	1/1/59	1/1/09	1	1	0
Sinking Fund Debenture	4.75%	12/1/61	12/1/11	3	1	2
Total Sinking Fund Debentures				$4	$2	$2
Notes Payable						
Notes Payable	6.95%	7/16/98	7/15/18	140	0	140
Total Notes Payable				$140	$0	$140
Long-Term Debt To Financing Trusts						
Class A-7 Transitional Funding Trust Notes, Series 1998	5.74%	12/16/98	12/25/08	94	94	0
Subordinated Debentures to ComEd Financing III	6.35%	3/17/03	3/15/33	206	0	206
Total Long-Term Debt to Financing Trusts				$300	$94	$206
Unamortized Debt Discount & Settled Fair-Value Hedge				$(30)	$0	$(30)
Total Long-Term Debt				$5,227	$314	$4,913

Maturities

2008	$ 94
2009	17
2010	213
2011	346
2012	$451

Note: Amounts may not add due to rounding.

PECO Energy – Long-Term Debt Outstanding as of June 30, 2008

Series (in millions)	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
First Mortgage Bonds						
FMB	5.90%	4/23/04	5/1/34	$75	$0	$75
FMB	5.95%	11/1/01	11/1/11	250	0	250
FMB	4.75%	9/23/02	10/1/12	225	0	225
FMB	5.35%	3/4/08	3/1/18	500	0	500
FMB	5.95%	9/25/06	10/1/36	300	0	300
FMB	5.70%	3/19/07	3/15/37	175	0	175
Total First Mortgage Bonds				$1,525	$0	$1,525
Mortgage-Backed Pollution Control Notes						
Delaware Co. 2008 Ser. A	4.00%	3/5/08	12/1/12	150	0	150
Total Mortgage-Backed Pollution Control Notes				$150	$0	$150
Long-Term Debt to Financing Trusts						
PETT[a] Series 2000 A-3	7.625%	5/2/00	3/1/09	315	315	0
PETT Series 2000 A-4	7.65%	5/2/00	9/1/09	351	0	351
PETT Series 2001 A-1	6.52%	3/1/01	9/1/10	806	0	806
PECO Energy Capital Trust III	7.38%	4/6/98	4/6/28	81	0	81
PECO Energy Capital Trust IV	5.75%	6/24/03	6/15/33	103	0	103
Total Long-Term Debt to Financing Trusts				$1,656	$315	$1,341
Unamortized Debt Discount				$(4)	$0	$(4)
Total Long-Term Debt				$3,327	$315	$3,012

(a) PETT = PECO Energy Transition Trust

Maturities

2008	$ 0
2009	666
2010	806
2011	250
2012	$375

Exelon Service Area and Selected Generating Assets*


Exelon Nuclear (N)
Exelon Power Fossil (F)
Exelon Power Renewable (R)
ComEd Service Area
PECO Service Area

Exelon. Generation

Illinois

A **Exelon Corporate HQ**
A **ComEd HQ**
B **Exelon Nuclear HQ**
1 Braidwood (N)
2 Byron (N)
3 Clinton (N)
4 Dresden (N)
5 LaSalle (N)
6 Quad Cities (N)
7 Southeast Chicago (F)

Maine

8 Wyman (F)

Maryland

9 Conowingo (R)

Massachusetts

10 Framingham (F)
11 New Boston (F)
12 West Medway (F)

New Jersey

13 Oyster Creek (N)
14 Salem (N)

Pennsylvania

C **Exelon Power Team HQ**
C **Exelon Power HQ**
C **Exelon Generation HQ**
D **PECO HQ**
15 Conemaugh (F)
16 Cromby (F)
17 Eddystone (F)
18 Fairless Hills (R)
19 Keystone (F)
20 Limerick (N)
21 Muddy Run (R)
22 Peach Bottom (N)
23 Schuylkill (F)
24 Three Mile Island (N)

Texas

25 Handley (F)
26 LaPorte (F)
27 Mountain Creek (F)

2007 Exelon Generation – Ownership Equity

	Output Mix in Megawatt Hours (MWh)	Capacity in Megawatts (MW)
Nuclear	93%	68%
Coal	6%	6%
Oil	<1%	9%
Gas	<1%	10%
Renewables	<1%	7%

*Map does not show 8 sites in the Philadelphia area where Exelon has peaking combustion turbines.

Exelon Generation – Generating Resources

Sources of Electric Supply

(GWhs)	2007	2006	2005
Nuclear units	140,359	139,610	137,936
Purchases – non-trading portfolio	38,021	38,297	42,623
Fossil and hydroelectric units	11,270	12,773	13,778
Total supply	189,650	190,680	194,337

Type of Capacity

(MWs) At December 31,	2007	2006	2005
Owned generation assets			
Nuclear	16,969	16,945	16,856
Fossil	6,197	6,992	6,636
Hydroelectric	1,642	1,606	1,607
Owned generation assets	24,808	25,543	25,099
Long-term contracts	7,524	7,691	8,191
TEG and TEP[a]	–	230	230
Total generating resources	32,332	33,464	33,520

(a) Generation, through its investments in Termoeléctrica del Golfo (TEG) and Termoeléctrica Peñoles (TEP), owned a 49.5% interest in two facilities in Mexico, each with a capacity of 230 MWs. On February 9, 2007, Generation sold its ownership interests in TEG and TEP.

Long-Term Contracts

(At December 31, 2007)

ISO Region	Dispatch Type	Location	Seller	Fuel Type	Delivery Term	Capacity (MW)
PJM	Base-load	Kincaid, IL	Kincaid Generation, LLC	Coal	1998 – 2013	1,108
SERC	Peaking	Franklin, GA	Tenaska Georgia Partners, LP[a]	Oil/Gas	2001 – 2030	942
ERCOT	Intermediate	Shiro, TX	Tenaska Frontier Partners, Ltd.	Oil/Gas	2000 – 2020	830
SPP	Intermediate	Jenks, OK	Green Country Energy, LLC	Oil/Gas	2002 – 2022	795
PJM	Peaking	Elwood, IL	Elwood Energy, LLC	Oil/Gas	2001 – 2012	775
PJM	Peaking	Manhattan, IL	Lincoln Generating Facility, LLC	Oil/Gas	2003 – 2011	664
PJM	Peaking	Aurora, IL	Reliant Energy Aurora, LP	Oil/Gas	2003 – 2008[b]	600
ERCOT	Intermediate	Granbury, TX	Wolf Hollow 1, LP	Oil/Gas	2003 – 2023	350
PJM	Peaking	Dixon, IL	Duke Energy Trading and Marketing, LLC	Oil/Gas	2001 – 2008[b]	344
PJM	Peaking	East Dundee, IL	Dynegy Power Marketing, Inc.	Oil/Gas	2001 – 2009	330
PJM	Peaking	Crete, IL	DTE Energy Trading, Inc.	Oil/Gas	2003 – 2008[b]	300
PJM	Peaking	Philadelphia, PA	Trigen-Philadelphia Energy Corp.	Oil/Gas[c]	1997 – 2017	150
PJM	Peaking	Morris, IL	Morris Cogeneration, LLC	Oil/Gas	2001 – 2011	100
PJM	Base-load	Thomas, WV	FPL Energy, LLC	Wind	2002 – 2022	66
PJM	Base-load	Wayne County, PA	FPL Energy, LLC	Wind	2003 – 2023	64
PJM	Peaking	Kincaid, IL	Kincaid Generation, LLC	Coal	2001 – 2013	50
PJM	NUG	W. Conshohocken, PA	Montenay Montgomery, LP	Municipal waste	1991 – 2011	28
PJM	Base-load	Mill Run, PA	FPL Energy, LLC	Wind	2001 – 2021	16
PJM	Base-load	Somerset, PA	FPL Energy, LLC	Wind	2001 – 2021	9
PJM	Peaking	Morrisville, PA	Epuron LLC	Solar	2008 – 2028	3
Total						7,524

ISO = Independent System Operator
NUG = Non-utility generator

(a) On April 4, 2007, Exelon Generation agreed to sell its rights to all of the capacity, energy and ancillary services supplied from this contract through a tolling agreement with Georgia Power, commencing June 1, 2010 and lasting for 20 years.
(b) Contract expired on May 31, 2008.
(c) Cogeneration facility with a 32 MW steam turbine and 118 MW combustion turbine.

Exelon Nuclear Fleet[a]

(At December 31, 2007)

Station	Number of Units	Plant Type	NSSS Vendor	Net Annual Mean Rating (MW)	Start Date	License Expires	Ownership	Last Refueling Completed by Unit	2007 Generation (GWh)
Braidwood	2	PWR	W	1,194/1,166	1988	2026/2027	100%	Oct-07/May-08[b]	19,658
Byron	2	PWR	W	1,183/1,153	1985/1987	2024/2026	100%	Apr-08/May-07[b]	18,853
Clinton	1	BWR	GE	1,065	1987	2026	100%[d]	Feb-08[c]	9,251
Dresden	2	BWR	GE	869/871	1970/1971	2029/2031	100%	Nov-07/Nov-06[c]	14,531
LaSalle	2	BWR	GE	1,138/1,150	1984	2022/2023	100%	Feb-08/Mar-07[c]	18,980
Limerick	2	BWR	GE	1,149/1,146	1986/1990	2024/2029	100%	Mar-08/Apr-07[c]	19,054
Oyster Creek	1	BWR	GE	625	1969	2009[e]	100%[d]	Nov-06[c]	5,078
Peach Bottom	2	BWR	GE	1,138/1,140	1974	2033/2034	50% Exelon, 50% PSEG Nuclear	Oct-06/Oct-07[c]	9,449
Quad Cities	2	BWR	GE	866/871	1973	2032/2032	75% Exelon, 25% Mid-American Energy Holdings	May-07/Mar-08[c]	10,843
Three Mile Island	1	PWR	B&W	837	1974	2014[f]	100%[d]	Nov-07[c]	6,645
Total	17			17,561			15,988 MW owned		132,341

(a) Does not include Exelon Generation's 42.59%, 981 MW, interest in Salem Units 1 and 2 (PWRs). Last refueling outages: Salem Unit 1 completed April 2007 and Unit 2 completed May 2008 (18-month cycle). 2007 generation data is at ownership.
(b) 18-month refueling cycle.
(c) 24-month refueling cycle.
(d) Clinton, Oyster Creek and Three Mile Island are operated by AmerGen, wholly owned by Generation.
(e) A December 2004 order permits Oyster Creek to operate beyond its license expiration if the NRC has not completed its renewal application review.
(f) In January 2008, AmerGen submitted an application for a 20-year license extension.
Notes: PWR = pressurized water reactor; BWR = boiling water reactor
NSSS Vendor = Nuclear Steam Supply System Vendor
Amounts may not add due to rounding.

Nuclear Operating Data

	2007	2006	2005
Fleet capacity factor[a]	94.5%[b]	93.9%	93.5%
Fleet production cost per MWh[a]	$14.46	$13.85	$13.03

Refueling Outage Days[a] – 2007
- Conducted 8 refueling outages
- Average refueling outage duration: 24 days
- U.S. average refueling duration: ~41 days

Net Generation – 2007
- 132,341 GWhs, excluding Salem
- 140,359 GWhs, including Salem

Refueling Outages (including Salem)
2006: 11 actual
2007: 9 actual
2008: 12 planned

(a) Excludes Salem; Salem Unit 1 and Unit 2 capacity factors in 2007 were 89.0% and 97.1%, respectively.
(b) vs. industry average of 90.4%.
Source for industry averages: Exelon Nuclear 2008 Benchmarking Report

Exelon Generation – Total Electric Generating Capacity

Owned net electric generating capacity by station at December 31, 2007:

Base-load units are plants that normally operate to take all or part of the minimum continuous load of a system, and consequently produce electricity at an essentially constant rate. Intermediate units are plants that normally operate to take load of a system during the daytime higher load hours, and consequently produce electricity by cycling on and off daily. Peaking units are plants that usually house low-efficiency, quick response steam units, gas turbines, diesels, or pumped-storage hydroelectric equipment normally used during the maximum load periods.

Station	Location	Number of Units	Percent Owned[a]	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity[b] (MW)
Nuclear[c]						
Braidwood	Braidwood, IL	2		Uranium	Base-load	2,360
Byron	Byron, IL	2		Uranium	Base-load	2,336
Clinton	Clinton, IL	1		Uranium	Base-load	1,065
Dresden	Morris, IL	2		Uranium	Base-load	1,740
LaSalle	Seneca, IL	2		Uranium	Base-load	2,288
Limerick	Limerick Twp., PA	2		Uranium	Base-load	2,295
Oyster Creek	Forked River, NJ	1		Uranium	Base-load	625
Peach Bottom	Peach Bottom Twp., PA	2	50.00	Uranium	Base-load	1,139[d]
Quad Cities	Cordova, IL	2	75.00	Uranium	Base-load	1,303[d]
Salem	Hancock's Bridge, NJ	2	42.59	Uranium	Base-load	981[d]
Three Mile Island	Londonderry Twp, PA	1		Uranium	Base-load	837
						16,969
Fossil (Steam Turbines)						
Conemaugh	New Florence, PA	2	20.72	Coal	Base-load	352[d]
Cromby 1	Phoenixville, PA	1		Coal	Intermediate	144
Cromby 2	Phoenixville, PA	1		Oil/Gas	Intermediate	201
Eddystone 1, 2	Eddystone, PA	2		Coal	Intermediate	588
Eddystone 3, 4	Eddystone, PA	2		Oil/Gas	Intermediate	760
Fairless Hills	Falls Twp, PA	2		Landfill Gas	Peaking	60
Handley 4, 5	Fort Worth, TX	2		Gas	Peaking	870
Handley 3	Fort Worth, TX	1		Gas	Intermediate	395
Keystone	Shelocta, PA	2	20.99	Coal	Base-load	357[d]
Mountain Creek 6, 7	Dallas, TX	2		Gas	Peaking	240
Mountain Creek 8	Dallas, TX	1		Gas	Intermediate	565
Schuylkill	Philadelphia, PA	1		Oil	Peaking	166
Wyman	Yarmouth, ME	1	5.89	Oil	Intermediate	36[d]
						4,734
Fossil (Combustion Turbines)						
Chester	Chester, PA	3		Oil	Peaking	39
Croydon	Bristol Twp., PA	8		Oil	Peaking	386
Delaware	Philadelphia, PA	4		Oil	Peaking	56
Eddystone	Eddystone, PA	4		Oil	Peaking	60
Falls	Falls Twp., PA	3		Oil	Peaking	51
Framingham	Framingham, MA	3		Oil	Peaking	29
LaPorte	Laporte, TX	4		Gas	Peaking	152
Medway	West Medway, MA	3		Oil/Gas	Peaking	116
Moser	Lower Pottsgrove Twp., PA	3		Oil	Peaking	51
New Boston	South Boston, MA	1		Oil	Peaking	13
Pennsbury	Falls Twp., PA	2		Landfill Gas	Peaking	6
Richmond	Philadelphia, PA	2		Oil	Peaking	96
Salem	Hancock's Bridge, NJ	1	42.59	Oil	Peaking	16[d]
Schuylkill	Philadelphia, PA	2		Oil	Peaking	30
Southeast Chicago	Chicago, IL	8		Gas	Peaking	296
Southwark	Philadelphia, PA	4		Oil	Peaking	52
						1,449

Owned net electric generating capacity by station at December 31, 2007:

Station	Location	Number of Units	Percent Owned[(a)]	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity[(b)] (MW)
Fossil (Internal Combustion/Diesel)						
Conemaugh	New Florence, PA	4	20.72	Oil	Peaking	2[(d)]
Cromby	Phoenixville, PA	1		Oil	Peaking	3
Delaware	Philadelphia, PA	1		Oil	Peaking	3
Keystone	Shelocta, PA	4	20.99	Oil	Peaking	3[(d)]
Schuylkill	Philadelphia, PA	1		Oil	Peaking	3
						14
Hydroelectric						
Conowingo	Harford Co. MD	11		Hydroelectric	Base-load	572
Muddy Run	Lancaster, PA	8		Hydroelectric	Intermediate	1,070
						1,642
Total		124				24,808

(a) 100%, unless otherwise indicated.
(b) For nuclear stations, except Salem, capacity reflects the annual mean rating. All other stations, including Salem, reflect a summer rating.
(c) All nuclear stations are boiling water reactors except Braidwood, Byron, Salem and Three Mile Island, which are pressurized water reactors.
(d) Net generation capacity is stated at proportionate ownership share.

Fossil Emissions Reduction Summary

Owned generation as of December 31, 2007. Table does not include station auxiliary equipment or peaking combustion turbines.

Fossil Station	Capacity (MW, Summer Rating)	Net Generation Available for Sale (MWh) 2007	2006	2005
Conemaugh (New Florence, PA) **Units:** 2 coal units (baseload) **Reduction Technology:** SO2 scrubbed Data reflects Exelon Generation's 20.72% plant ownership.	352	2,683,593	2,960,319	2,681,176
Cromby (Phoenixville, PA) **Units:** 1 coal unit (intermediate), 1 oil/gas steam unit (intermediate) **Reduction Technology:** SO2 scrubbed (coal unit) and SNCR NOx	345	831,079	733,272	1,010,799
Eddystone (Eddystone, PA) **Units:** 2 coal units (intermediate), 2 oil/gas steam units (intermediate) **Reduction Technology:** SO2 scrubbed (coal units), SNCR NOx, and low NOx burners with separate overfire air	1,348	2,960,675	2,925,962	3,748,334
Fairless Hills (Falls Township, PA) **Units:** 2 landfill gas units (peaking) **Reduction Technology:** None	60	248,759	236,938	237,821
Handley[(a)] (Ft. Worth, TX) **Units:** 3 gas steam units (2 peaking/1 intermediate) **Reduction Technology:** SCR NOx (Units 3,4, and 5)	1,265	263,530	715,028	803,986
Keystone (Shelocta, PA) **Units:** 2 coal units (baseload) **Reduction Technology:** SCR NOx Data reflects Exelon Generation's 20.99% plant ownership. SO2 scrubbers planned for 2009.	357	2,576,600	2,671,192	2,827,950
Mountain Creek[(a)] (Dallas, TX) **Units:** 3 gas steam units (2 peaking/1 intermediate) **Reduction Technology:** Induced flue gas recirculation (Units 6 and 7) and SCR NOx (Unit 8)	805	378,202	530,147	660,123
New Boston (South Boston, MA) **Units:** 1 gas steam unit (intermediate) **Unit deactivated in 2007.**	355	13,259	211,461	246,860
Schuylkill (Philadelphia, PA) **Units:** 1 oil steam unit (peaking) **Reduction Technology:** None	166	76,976	27,204	129,260

(a) Handley Units 1 and 2 and Mountain Creek Units 2 and 3 were removed from service in 2005. These units represented a combined 228 MW of capacity.

	Emissions (tons)			Reduction Technology			
Type	2007	2006	2005	SO2 Scrubbed	SCR/SNCR NOx	Low NOx burners with separate overfire air	Induced flue gas recirculation
Conemaugh							
SO2	1,406	1,665	1,487	X			
NOx	4,170	4,842	4,074				
CO2	2,512,503	2,898,948	2,612,601				
Cromby							
SO2	3,445	3,613	4,990	X (Coal Unit)			
NOx	1,972	1,693	2,105		X		
CO2	1,061,525	970,953	1,221,416				
Eddystone							
SO2	6,864	6,494	8,675	X (Coal Units)			
NOx	5,453	5,409	6,378		X	X	
CO2	3,855,827	3,720,295	4,617,722				
Fairless Hills							
SO2	58	207	56				
NOx	57	58	54				
CO2	207,102	201,301	200,162				
Handley							
SO2	2	3	3				
NOx	22	57	56		X (Units 3, 4, 5)		
CO2	216,619	564,301	654,284				
Keystone							
SO2	35,910	34,497	37,523				
NOx	2,575	2,684	2,938		X		
CO2	2,497,520	2,575,707	2,718,347				
Mountain Creek							
SO2	2	2	2				
NOx	32	82	97		X (Unit 8)		X (Units 6, 7)
CO2	280,522	377,003	489,586				
New Boston							
SO2	0	1	1				
NOx	8	115	132				
CO2	8,987	138,129	163,798				
Schuylkill							
SO2	221	95	359				
NOx	101	43	180				
CO2	81,024	32,445	140,475				

Exelon Generation – Annual Electric Supply and Sales Statistics

(in GWhs)	Twelve Months Ended December 31, 2007	2006	2005
Supply			
Nuclear	140,359	139,610	137,936
Purchased Power - Generation	38,021	38,297	42,623
Fossil and Hydro	11,270	12,773	13,778
Power Team Supply	189,650	190,680	194,337

(in GWhs)	Twelve Months Ended December 31, 2007	2006	2005
Electric Sales			
ComEd	23,062	79,733	82,798
PECO	41,343	39,621	39,163
Market and Retail	125,245	71,326	72,376
Total Electric Sales[(a),(b)]	189,650	190,680	194,337
Average Margin ($/MWh)			
Average Realized Revenue			
ComEd	$64.04	$35.89	$37.50
PECO	49.80	45.73	42.64
Market[(c)]	54.59	51.03	46.16
Total Electric Sales	54.70	43.60	41.76
Average Purchased Power and Fuel Cost[(d),(e)]	$19.54	$18.54	$20.05
Average Margin[(e)]	$35.16	$25.06	$21.71
Around-the-clock Market Prices ($/MWh)[(f)]			
PJM West Hub	$59.87	$51.07	$60.92
NIHUB	$45.53	41.42	46.39

(a) Excludes retail gas sales, trading portfolio and other operating revenue.
(b) Total sales do not include trading volume of 20,323 GWhs, 31,692 GWhs and 26,924 GWhs for the twelve months ended December 31, 2007, 2006 and 2005, respectively.
(c) Represents wholesale and retail sales that exclude revenues related to tolling agreements of $86 million and $86 million for the twelve months ended December 31, 2006 and 2005, respectively.
(d) Excludes the net impact of the $119 million pre-tax loss related to the execution of the Georgia Power PPA and costs related to the termination of the State Line PPA during the twelve months ended December 31, 2007.
(e) Excludes the mark-to-market impact of Generation's economic hedging activities.
(f) Represents the average for the year.

Exelon Generation – Electric Supply and Sales Statistics by Quarter

(in GWhs)	Three Months Ended June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Supply								
Nuclear	35,069	32,935	34,296	36,356	34,350	35,357	34,810	35,867
Purchased Power – Generation	5,575	5,827	9,068	11,689	8,579	8,683	9,085	13,341
Fossil and Hydro	2,910	2,812	2,350	3,067	2,859	2,994	2,860	3,794
Power Team Supply	43,554	41,574	45,714	51,112	45,788	47,034	46,755	53,002

(in GWhs)	Three Months Ended June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Electric Sales								
ComEd	5,218	6,092	5,362	6,628	5,146	5,926	18,173	22,566
PECO	9,761	10,112	9,957	11,374	9,732	10,279	9,383	11,361
Market and Retail	28,575	25,370	30,395	33,110	30,910	30,829	19,199	19,075
Total Electric Sales[(a),(b)]	43,554	41,574	45,714	51,112	45,788	47,034	46,755	53,002
Average Margin ($/MWh)								
Average Realized Revenue								
ComEd[(c)]	$63.82	$63.20	$63.22	$64.57	$64.13	$64.12	$30.26	$39.31
PECO	52.04	48.75	49.31	51.96	51.07	46.70	45.29	47.71
Market and Retail[(c)]	61.91	57.19	54.81	56.00	54.38	53.07	47.76	54.21
Total Electric Sales	59.93	56.02	54.60	56.21	54.77	53.07	40.47	46.47
Average Purchased Power and Fuel Cost[(d),(e)]	$19.40	$17.25	$18.90	$23.61	$18.80	$16.46	$15.66	$24.38
Average Margin[(e)]	$40.53	$38.77	$35.70	$32.60	$35.97	$36.61	$24.81	$22.09
Around-the-clock Market Prices ($/MWh)[(f)]								
PJM West Hub	$75.65	$68.53	$58.68	$63.34	$57.61	$59.82	$41.66	$58.15
NIHUB	51.39	53.35	45.92	47.02	44.39	44.80	37.77	46.15

(a) Excludes retail gas sales, trading portfolio and other operating revenue.
(b) Total sales do not include trading volume of 1,784 GWhs, 1,862 GWhs, 4,780 GWhs, 5,667 GWhs, 4,775 GWhs, 5,101 GWhs, 8,029 GWhs and 8,909 GWhs for the three months ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006, respectively.
(c) A $7 million pre-tax reduction in revenue resulting from the settlement of the ComEd swap beginning in June 2008 has been excluded from ComEd and included in Market and Retail sales.
(d) Excludes the net impact of the $119 million pre-tax loss related to Generation's tolling agreement with Georgia Power for the contract with Tenaska and costs related to the termination of the State Line PPA during the three months ended December 31, 2007.
(e) Excludes the mark-to-market impact of Generation's economic hedging activities.
(f) Represents the average for the quarter.

ComEd

Electric Sales Statistics and Revenue Detail

Full service reflects deliveries to customers taking electric service under tariffed rates. Revenues from customers choosing the power purchase option (PPO) include an energy charge at market rates, transmission and distribution charges, and a CTC through December 2006. Delivery only service reflects customers electing to receive electricity service from a competitive electric generation supplier. Other revenues include transmission revenue (including revenue from PJM), sales to municipalities, other wholesale energy sales and economic hedge derivative contracts.

	2007	2006	2005
Retail Deliveries (in GWhs)			
Full service			
Residential	29,374	28,330	30,042
Small Commercial & Industrial	16,452	24,122	21,378
Large Commercial & Industrial	1,915	10,336	7,904
Public Authorities & Electric Railroads	766	2,254	2,133
Total Full Service	48,507	65,042	61,457
PPO			
Small Commercial & Industrial	16	2,475	5,591
Large Commercial & Industrial	34	2,259	6,004
Total PPO	50	4,734	11,595
Delivery Only			
Small Commercial & Industrial	17,380	5,505	5,677
Large Commercial & Industrial	27,122	15,282	13,633
Public Authorities & Electric Railroads	518	0	0
Total Delivery Only	45,020	20,787	19,310
Total Retail Deliveries	93,577	90,563	92,362
Electric Revenue (in millions)			
Full Service			
Residential	$3,161	$2,453	$2,584
Small Commercial & Industrial	1,618	1,882	1,671
Large Commercial & Industrial	151	563	408
Public Authorities & Electric Railroads	67	137	132
Total Full Service	4,997	5,035	4,795
PPO			
Small Commercial & Industrial	1	178	385
Large Commercial & Industrial	3	137	345
Total PPO	4	315	730
Delivery Only			
Small Commercial & Industrial	261	85	95
Large Commercial & Industrial	276	155	156
Public Authorities & Electric Railroads	5	0	0
Total Delivery Only	542	240	251
Total Electric Retail Revenues	5,543	5,590	5,776
Other Revenues	561	511	488
Total Operating Revenues	$6,104	$6,101	$6,264
Electric Revenue ($ / MWh)			
Full Service			
Residential	$107.61	$86.59	$86.01
Small Commercial & Industrial	98.35	78.02	78.16
Large Commercial & Industrial	78.85	54.47	51.62
Public Authorities & Electric Railroads	87.47	60.78	61.88
Total Full Service	103.02	77.41	78.02
PPO			
Small Commercial & Industrial	62.50	71.92	68.86
Large Commercial & Industrial	88.24	60.65	57.46
Total PPO	80.00	66.54	62.96
Delivery Only			
Small Commercial & Industrial	15.02	15.44	16.73
Large Commercial & Industrial	10.18	10.14	11.44
Public Authorities & Electric Railroads	9.65	–	–
Total Delivery Only	12.04	11.55	13.00
Total Electric Retail Revenues	$59.23	$61.72	$62.54

Customers at Year End

	2007	2006	2005
Retail Delivery Customers			
Full service			
Residential	3,436,254	3,406,239	3,358,596
Small Commercial & Industrial	317,971	333,577	324,984
Large Commercial & Industrial	137	653	643
Public Authorities & Electric Railroads	30	1,071	1,293
Street & Highway Lighting	5,091	4,773	3,933
Wholesale	1	4	4
Total Full Service Customers	3,759,484	3,746,317	3,689,453
PPO			
Small Commercial & Industrial	2	667	15,078
Large Commercial & Industrial	0	45	614
Street & Highway Lighting	0	0	1
Total PPO Customers	2	712	15,693
Delivery Only			
Small Commercial & Industrial	42,246	18,374	4,954
Large Commercial & Industrial	1,927	1,227	629
Public Authorities & Electric Railroads	4	0	0
Street & Highway Lighting	10	3	0
Total Delivery Only	44,187	19,604	5,583
Total Retail Delivery Customers	3,803,673	3,766,633	3,710,729

Heating and Cooling Degree Days

	2007	2006	2005
Heating Degree Days (normal=6,362[a])	6,025	5,589	6,083
Cooling Degree Days (normal=855[a])	1,111	931	1,166

Peak System Load

	2007	2006	2005
Summer			
Highest Peak Load (MW)	21,972	23,613	21,635
Winter			
Highest Peak Load (MW)	16,207	15,934	16,081

(a) Revised normal degree days reflect 1977 to 2006 data.

PECO

Electric Sales Statistics and Revenue Detail

Full service reflects deliveries to customers taking electric service under tariffed rates. Delivery only service reflects customers electing to receive electricity service from a competitive electric generation supplier. Other revenue includes transmission revenue from PJM and other wholesale energy sales.

	2007	2006	2005
Retail Deliveries (in GWhs)			
Full Service			
Residential	13,446	12,796	13,135
Small Commercial & Industrial	8,288	7,818	7,263
Large Commercial & Industrial	16,522	15,898	15,205
Public Authorities & Electric Railroads	930	906	962
Total Full Service	39,186	37,418	36,565
Delivery Only			
Residential	42	61	334
Small Commercial & Industrial	571	671	1,257
Large Commercial & Industrial	14	35	503
Total Delivery Only	627	767	2,094
Total Retail Deliveries	39,813	38,185	38,659
Electric Revenue (in millions)			
Full Service			
Residential	$1,948	$1,780	$1,705
Small Commercial & Industrial	1,042	943	818
Large Commercial & Industrial	1,386	1,286	1,173
Public Authorities & Electric Railroads	89	83	84
Total Full Service	4,465	4,092	3,780
Delivery Only			
Residential	4	5	25
Small Commercial & Industrial	30	36	63
Large Commercial & Industrial	–	1	13
Total Delivery Only	34	42	101
Total Electric Retail Revenues	4,499	4,134	3,881
Other Revenue	276	238	212
Total Operating Revenues	$4,775	$4,372	$4,093
Electric Revenue ($ / MWh)			
Full Service			
Residential	$144.88	$139.11	$129.81
Small Commercial & Industrial	125.72	120.62	112.63
Large Commercial & Industrial	83.89	80.89	77.15
Public Authorities & Electric Railroads	95.70	91.61	87.32
Total Full Service	113.94	109.36	103.38
Delivery Only			
Residential	95.24	81.97	74.85
Small Commercial & Industrial	52.54	53.65	50.12
Large Commercial & Industrial	–	28.57	25.84
Total Delivery Only	54.23	54.76	48.23
Total Electric Retail Revenues	$113.00	$108.26	$100.39

Customers at Year End

	2007	2006	2005
Retail Delivery Customers			
Full service			
Residential	1,400,236	1,386,554	1,381,426
Small Commercial & Industrial	129,301	124,801	117,663
Large Commercial & Industrial	3,078	3,092	3,087
Public Authorities & Electric Railroads	1,087	1,024	1,006
Total Full Service Customers	1,533,702	1,515,471	1,503,182
Delivery Only			
Residential	3,754	5,096	8,687
Small Commercial & Industrial	25,392	29,252	35,735
Large Commercial & Industrial	3	7	32
Total Delivery Only Customers	29,149	34,355	44,454
Total Retail Delivery Customers	1,562,851	1,549,826	1,547,636

Heating and Cooling Degree Days

	2007	2006	2005
Heating Degree Days (normal=4,638[a])	4,560	3,924	4,758
Cooling Degree Days (normal=1,292[a])	1,513	1,314	1,539

Peak System Load

	2007	2006	2005
Summer			
Highest Peak Load (MW)	8,549	8,932	8,626
Winter			
Highest Peak Load (MW)	6,835	6,056	6,550

(a) Revised normal degree days reflect 1977 to 2006 data.

PECO

Gas Sales Statistics, Revenue and Customer Detail

	2007	2006	2005
Deliveries to Customers (in mmcf)			
Retail Sales	58,968	50,578	59,751
Transportation	27,632	25,527	25,310
Total Retail Deliveries	**86,600**	**76,105**	**85,061**
Gas Revenue (in millions)			
Retail Sales	$784	$770	$783
Transportation	54	16	16
Resales and Other	0	10	18
Total Gas Revenue	**$838**	**$796**	**$817**

Gas Customers at Year End

	2007	2006	2005
Customers			
Residential	439,934	434,119	430,753
Small Commercial & Industrial	40,867	40,519	40,293
Large Commercial & Industrial	5	400	379
Transportation	628	518	561
Total Customers	**481,434**	**475,556**	**471,986**

Gas Maximum Day Sendout

	2007	2006	2005
Winter			
Maximum Day Sendout (in thousand cubic feet (mcf))	**674,089**	**553,083**	**712,704**